UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 8, 2012

PILGRIM'S PRIDE CORPORATION
(Exact Name of registrant as specified in its charter)

Delaware	1-9273	75-1285071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle Greeley, CO	80634-9038
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (970) 506-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant's Certifying Accountant

                Effective March 14, 2012, the Company engaged KPMG LLP ("KPMG") as the Company's independent registered public accounting firm for the fiscal year ending December 30, 2012 and any interim periods.  The decision to change auditors was approved by the Audit Committee and the result of a request for proposal process that involved multiple firms, including Ernst & Young LLP ("E&Y") and was conducted as part of the Company's ongoing efforts to enhance its corporate governance practices.

                KPMG has informed the Company that it completed the prospective client evaluation process on March 14, 2012.  On March 8, 2012, the Audit Committee informed E&Y that it will be dismissed as the Company's independent registered public accounting firm.

                The reports of E&Y on the Company's consolidated financial statements for the fiscal years ended December 25, 2011 and December 26, 2010 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                During the fiscal years ended December 25, 2011 and December 26, 2010 and through March 14, 2012 there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in its report on the consolidated financial statements for such years.

                During the fiscal years ended December 25, 2011 and December 26, 2010 and through March 14, 2012, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

                In accordance with Item 304(a)(3) of Regulation S-K, the Company furnished a copy of the above disclosures to E&Y and requested that E&Y provide a letter addressed to the SEC stating whether or not it agrees with the statements made above. A copy of such letter is filed as Exhibit 16.1 to this report.

                During the fiscal years ended December 25, 2011 and December 26, 2010 and through March 14, 2012, neither the Company nor anyone on its behalf has consulted with KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither written nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii)  any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Items 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

                We provided KPMG with a copy of this report and requested KPMG to provide a letter addressed to the SEC containing any new information, clarification of the expression of our views, or the respects in which it does not agree with the statements made by us.  KPMG has advised us that it has reviewed the disclosures in this report and has no basis upon which to submit such a letter to the SEC.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated March 14, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it behalf by the undersigned thereunto duly authorized.

PILGRIM'S PRIDE CORPORATION
Date: March 14, 2012	By: /s/ Fabio Sandri
Fabio Sandri
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated March 12, 2012

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